SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 26, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


     RECKSON ASSOCIATES REALTY CORP. -        RECKSON ASSOCIATES REALTY CORP. -
                 MARYLAND                                 11-3233650
 RECKSON OPERATING PARTNERSHIP, L.P. -     RECKSON OPERATING PARTNERSHIP, L.P. -
                 DELAWARE          1-13762              11-3233647
(State or other jurisdiction   (Commission File       (IRS Employer
      of incorporation)             Number)       Identification Number)

                                625 RECKSON PLAZA
                            UNIONDALE, NEW YORK 11556
                    (Address of principal executive offices)

                                  516-506-6000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     On November 26, 2006, Reckson Associates Realty Corp. ("Reckson") received a letter from Rome Acquisition Limited Partnership ("Rome") confirming Rome's November 16, 2006 proposal to acquire Reckson for $49.00 per share in cash for all of Reckson's outstanding shares, subject to continued due diligence. The letter states that Rome anticipates delivering a definitive binding proposal along with binding commitments from lenders by no later than Monday, December 4, 2006. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               On November 27, 2006, Reckson issued a press release confirming the receipt of the letter and announcing the postponement of the date of its special meeting of shareholders to approve its pending merger with SL Green Realty Corp. scheduled for November 28, 2006 to December 6, 2006. Reference is hereby made to the press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                    DESCRIPTION

99.1 Letter to Reckson Associates Realty Corp., dated November 26, 2006, from Rome Acquisition Limited Partnership

99.2          Press Release, dated November 27, 2006


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               RECKSON ASSOCIATES REALTY
                               CORP.


                               By: /s/ Michael Maturo
                                   --------------------------------------
                                   Name:   Michael Maturo
                                   Title:  President, Chief Financial
                                           Officer and Treasurer

                               RECKSON OPERATING
                               PARTNERSHIP, L.P.


                               By: Reckson Associates Realty Corp., its
                                   General Partner


                               By: /s/ Michael Maturo
                                   --------------------------------------
                                   Name:   Michael Maturo
                                   Title:  President, Chief Financial
                                           Officer and Treasurer

Date:  November 27, 2006

                                  EXHIBIT INDEX

EXHIBIT                        DESCRIPTION
NUMBER

99.1 Letter to Reckson Associates Realty Corp., dated November 26, 2006, from Rome Acquisition Limited Partnership

99.2          Press Release, dated November 27, 2006